Exhibit 99.1

News Release
--------------------------------------------------------------------------------

CENIT Bancorp, Inc.
Suite 1350, Main Street Tower
300 East Main Street
Norfolk, Virginia 23510-1753
Internet: www.cenit.com
[757] 446-6600


                                                            [GRAPHIC_OMITTED]



DATE:                July 25, 2001

CONTACT:             Michael S. Ives
                     President and CEO
                     (757) 446-6600


             CENIT REPORTS RECORD NET INCOME AND EARNINGS PER SHARE
             ------------------------------------------------------
                             BEFORE MERGER EXPENSES
                             ----------------------

         (Norfolk, Virginia) - CENIT Bancorp, Inc. (NASDAQ: CNIT) today announced that earnings for the second quarter of 2001, excluding merger expenses, were a record $1,825,000, or a record $.42 per diluted share, compared to $1,543,000 or $.34 per diluted share in the second quarter of 2000, a 24% increase in diluted earnings per share between the two quarters.
         On May 4, 2001, the Company announced it had signed a definitive agreement with SouthTrust Corporation (SouthTrust) (NASDAQ: SOTR) calling for the acquisition of the Company by SouthTrust. The definitive agreement provides for the merger of CENIT Bank with SouthTrust Bank, a subsidiary of SouthTrust. The merger is planned to exchange 1.14 shares of SouthTrust stock for all outstanding certificates representing the Company's shares. The merger is expected to be completed in August 2001 subject to certain conditions, including shareholder and regulatory approval.
         Including merger expenses, net income for the second quarter of 2001 totaled $1,677,000 or $.39 per diluted share.
         The Company continues to improve its mix of loans and deposits. The Company's "Core Banking Loans," which consist of the loan portfolio other than first mortgage single-family loans, increased by $18.9 million, or 7.3%, in the twelve months ended June 30, 2001. The average balance of checking, savings and money market deposits (collectively, "Transaction Deposits") in the second quarter of 2001 was $253.7 million, an increase of $25.8 million, or 11.3%, compared to the second quarter of 2000. Average noninterest- bearing deposits grew to $84.6 million during the second quarter of 2001, an increase of $13.7 million or 19.3% compared to the June 30, 2000 quarter. Average Transaction Deposits were 52% of average total deposits in the second quarter of 2001 compared to 47% a year ago.
         Michael S. Ives, the Company's President and Chief Executive Officer, commented, "Our bank continues to show strong growth in both Core Banking Loans and Transaction Deposits. We expect to continue this trend as part of SouthTrust Bank."
          Nonperforming assets were $3.4 million, or .52% of total assets at June 30, 2001, compared to $1.1 million and .17%, respectively, at June 30, 2000. Net loan recoveries during the second quarter of 2001 were $5,000, compared to $8,000 of net loan recoveries during the second quarter of 2000. No loan loss provision was recorded in the second quarter of either 2001 or 2000.
         For the six months ended June 30, 2001, the Company earned a record $3,431,000 or a record $.79 per diluted share, excluding merger expenses, compared to $2,932,000 or $.64 for the same period in 2000. Including merger expenses, the Company earned $3,294,000 or $.76 per diluted share during the first half of 2001.
         The Company will pay a quarterly cash dividend of 16 cents per share on or about July 27, 2001 to the holders of the Company's common stock as of the close of business on July 12, 2001.
         On or about July 3, 2001, the Company mailed a proxy statement/prospectus to all Company stockholders of record as of June 26, 2001. The Company has scheduled a vote on the merger with SouthTrust at the Company's annual stockholders' meeting. The annual meeting will be held on August 2, 2001 at 5:00 p.m. at the Norfolk Waterside Marriott Hotel, 235 East Main Street, Norfolk, Virginia.


                                     (more)

About CENIT
-----------
         CENIT Bancorp, Inc. is the holding company for CENIT Bank. Through its nineteen banking offices, including three Super Kmart banking centers and twenty-four automated teller machines, the Company provides a wide range of banking and financial services in the Hampton Roads, Virginia market, the sixth largest MSA in the Southeast. CENIT Bank has banking offices in Virginia Beach, Norfolk, Portsmouth, Chesapeake, Hampton, Newport News, and York County, Virginia.
Safe Harbor Statement
---------------------
         This News Release contains forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of CENIT, including, without limitation, statements relating to the earnings outlook of CENIT. These forward-looking statements may be preceded by, followed by or include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These forward-looking statements involve risks and uncertainties that are subject to change based on various factors, many of which are beyond CENIT's control. Some of these factors include (1) the strength of the U. S. economy in general and the strength of the local economy in which CENIT conducts its operations, which may be different than expected and which may result in, among other things, deterioration in credit quality or reduced demand for credit; (2) the effects of, and changes in, the interest rate policies of the board of governors of the Federal Reserve system, which may be different from those anticipated by CENIT in this News Release; (3) legislation or regulatory changes that adversely affect the businesses in which CENIT is engaged; (4) changes in accounting principles, practices, policies or guidelines; and (5) changes in the real estate market generally and in the markets in which CENIT conducts its operations, which may affect the demand for mortgages and other real estate-based loans. This News Release, including the forward-looking statements contained herein, speaks only as of the date hereof, and CENIT disclaims any obligation to update or revise the statements contained in this News Release following the date hereof.
                                       ##
(Selected Consolidated Financial Data to follow)


                                           CENIT BANCORP, INC.
                                  SELECTED CONSOLIDATED FINANCIAL DATA
                              (Dollars in thousands, except per share data)
                                              (Unaudited)
-------------------------------------------------------------------------------------------------------------------------

                                                                  At or for the                     At or for the
                                                                   Six Months                       Three Months
                                                                      Ended                             Ended
                                                                    June 30,                          June 30,
                                                             2001               2000           2001                2000
-------------------------------------------------------------------------------------------------------------------------

Income Data
Interest income                                        $    22,692       $    23,249         $    11,185      $    11,651
Interest expense                                            11,413            12,472               5,442            6,268
                                                       -----------       -----------         -----------      -----------
Net interest income                                         11,279            10,777               5,743            5,383
Provision for loan losses                                       12                29                   -                -
                                                       -----------       -----------         -----------      -----------
Net interest income after provision
  for loan losses                                           11,267            10,748               5,743            5,383
Other income                                                 3,600             3,229               1,844            1,636
Other expenses                                               9,554             9,396               4,841            4,608
                                                       -----------       -----------         -----------      -----------
Income before income taxes                                   5,313             4,581               2,746            2,411
Provision for income taxes                                   2,019             1,649               1,069              868
                                                       -----------       -----------         -----------      -----------
Net income                                             $     3,294       $     2,932         $     1,677      $     1,543
                                                       ===========       ===========         ===========      ===========

Basic earnings per share (1)                           $       .78       $       .65         $       .40      $       .34
Diluted earnings per share (1)                         $       .76       $       .64         $       .39      $        34
Basic earnings per share excluding
 merger expenses (5)                                   $       .81       $       .65         $       .43      $       .34
Diluted earnings per share excluding
 merger expenses (5)                                   $       .79       $       .64         $       .42      $       .34
Cash dividends per share                               $       .32       $       .30         $       .16      $       .15

Average Balance Sheet Data
Loans, net                                             $   464,831       $   471,054         $   461,602      $   471,974
Investment securities                                          250            51,074                 250           47,331
Mortgage-backed certificates                               124,339            82,277             125,578           81,313
Interest-earning assets                                    606,796           620,087             608,160          615,573
Interest-bearing deposits                                  403,305           409,192             404,153          412,097
Borrowings                                                 104,655           125,595              98,568          114,430
Interest-bearing liabilities                               507,960           534,787             502,721          526,527
Assets                                                     645,252           657,340             645,469          653,278
Liabilities                                                592,787           606,377             592,448          602,452
Noninterest-bearing deposits                                79,532            66,435              84,630           70,907
Stockholders' equity                                        52,465            50,963              53,021           50,826

               See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.

                                       CENIT BANCORP, INC.
                              SELECTED CONSOLIDATED FINANCIAL DATA
                                     (Dollars in thousands)
                                           (Unaudited)
------------------------------------------------------------------------------------------------------------------------

                                                                       At or for the                At or for the
                                                                        Six Months                  Three Months
                                                                           Ended                        Ended
                                                                         June 30,                     June 30,
                                                                2001                2000       2001               2000
------------------------------------------------------------------------------------------------------------------------

Spread and Margin Analysis
Yield on:
      Loans, net                                                 7.79%            7.84%          7.69%             7.90%
      Investment securities                                      8.80%            5.64%          9.60%             5.62%
      Mortgage-backed certificates                               6.60%            6.89%          6.55%             6.92%
      Interest-earning assets                                    7.48%            7.50%          7.36%             7.57%
Cost of:
      Interest-bearing deposits                                  4.33%            4.28%          4.19%             4.37%
      Borrowings                                                 5.11%            5.91%          4.91%             6.19%
      Interest-bearing liabilities                               4.49%            4.66%          4.33%             4.76%
Interest rate spread                                             2.99%            2.84%          3.03%             2.81%
Net interest margin                                              3.72%            3.48%          3.78%             3.50%
Ratios
Return on average assets                                         1.02%             .89%          1.04%              .94%
Return on average stockholders' equity                          12.56%           11.51%         12.65%            12.14%
Return on average assets, excluding
 merger expenses (5)                                             1.06%             .89%          1.13%              .94%
Return on average stockholders' equity,
 excluding merger expenses (5)                                  13.08%           11.51%         13.77%            12.14%
Cash Basis Operating Results and Ratios (2)
Net income                                                $     3,427      $     3,068    $     1,744       $     1,611
Basic earnings per share                                  $       .81      $       .68    $       .41       $       .36
Diluted earnings per share                                $       .79      $       .67    $       .40       $       .36
Return on average tangible assets                                1.07%             .94%          1.09%              .99%
Return on average tangible equity                               13.82%           12.85%         13.90%            13.52%
Net income excluding merger expenses (5)                  $     3,564      $     3,068    $     1,891       $     1,611
Diluted earnings per share excluding
  merger expenses  (5)                                    $       .82      $       .67    $       .43       $       .36
Credit Data
Total nonperforming assets, net                           $     3,363      $     1,139    $     3,363       $     1,139
Total nonperforming assets, net,
      to total assets                                             .52%             .17%           .52%              .17%
Allowance for loan losses to loans held for
      investment, net                                             .83%             .81%           .83%              .81%
Ratio of net charge-offs to average loans                         .02%             .02%             -                 -
Net charge-offs (recoveries)                              $        49      $        46    $        (5)      $        (8)

               See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.



                                                 CENIT BANCORP, INC.
                                        SELECTED CONSOLIDATED FINANCIAL DATA
                                              (Dollars in thousands)
                                                     (Unaudited)
---------------------------------------------------------------------------------------------------------------------------

                                                                       At or for the                      At or for the
                                                                        Six Months                        Three Months
                                                                           Ended                              Ended
                                                                         June 30,                           June 30,
                                                                 2001               2000             2001              2000
---------------------------------------------------------------------------------------------------------------------------

Other Income and Other Expense Data
Deposit fees                                                $     1,442      $     1,374       $       702      $       666
Merchant processing fees                                          1,148            1,117               620              607
Gains on sales of loans                                             596              259               302              128
Commercial mortgage brokerage fees                                   17                2                11                2
Fees from accounts receivable program                                99              163                23               85
Loan servicing fees and late charges                                141              130                76               58
Gains on sales of securities
     available for sale, net                                          -               16                 -               16
Other miscellaneous                                                 157              168               110               74
                                                            -----------      -----------       -----------      -----------

     Total other income                                     $     3,600      $     3,229       $     1,844      $     1,636
                                                            ===========      ===========       ===========      ===========

Salaries and employee benefits                              $     4,126      $     4,267       $     1,971      $     1,971
Equipment, data processing and supplies                           1,575            1,593               780              786
Net occupancy expense of premises                                 1,099            1,128               556              556
Merchant processing                                                 896              854               486              464
Professional fees                                                   388              345               202              188
Loan processing                                                     252              234               132              124
Amortization of intangibles                                         170              174                85               87
Postage                                                             127              123                62               59
Federal deposit insurance premiums                                   46               48                23               24
Advertising and promotion                                           214              239               137              126
Expense, gains/losses on sales and
     provision for losses on real estate
     owned, net                                                     (15)              39               (20)              33
Merger expenses (5)                                                 168                -               168                -
Other miscellaneous                                                 508              352               259              190
                                                            -----------      -----------       -----------      -----------

     Total other expenses                                   $     9,554      $     9,396       $     4,841      $     4,608
                                                            ===========      ===========       ===========      ===========



               See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.


                                                    CENIT BANCORP, INC.
                                          SELECTED CONSOLIDATED FINANCIAL DATA
                                      (Dollars in thousands, except per share data)
                                                       (Unaudited)

---------------------------------------------------------------------------------------------------------------------------

                                                                   June 30,            December 31,            June 30,
                                                                     2001                  2000                  2000
---------------------------------------------------------------------------------------------------------------------------


Balance Sheet Data
Cash and federal funds sold                                    $     41,998          $     29,550          $     36,590
Securities available for sale at fair value:
   Investment securities (adjusted cost of
     $250, $250, and $37,367, respectively)                             230                   230                36,595
   Mortgage-backed certificates (adjusted costs of
     $121,799, $98,361, and $73,823, respectively)                  123,653                99,032                73,019
Loans, net                                                          459,526               475,052               479,535
Interest receivable                                                   3,435                 3,546                 4,041
Real estate owned, net                                                  697                     -                    69
Federal Home Loan Bank stock, at cost                                 5,050                 5,050                 6,050
Property and equipment, net                                          12,003                13,087                13,375
Goodwill and other intangibles, net                                   2,776                 2,946                 3,118
Other assets                                                          2,572                 3,736                 3,639
                                                               ------------          ------------          ------------
   Total assets                                                $    651,940          $    632,229          $    656,031
                                                               ============          ============          ============

Noninterest-bearing deposits                                   $     96,525          $     88,748          $     88,677
Interest-bearing deposits                                           413,328               405,736               412,098
                                                               ------------          ------------          ------------
   Total deposits                                                   509,853               494,484               500,775
Advances from the Federal Home Loan Bank                             70,000                70,000                86,000
Securities sold under agreements to repurchase                       14,748                13,369                15,006
Other liabilities                                                     3,942                 2,923                 3,851
                                                               ------------          ------------          ------------
   Total liabilities                                                598,543               580,776               605,632
                                                               ------------          ------------          ------------
Stockholders' equity (3)                                             53,397                51,453                50,399
                                                               ------------          ------------          ------------
   Total liabilities and stockholders' equit                   $    651,940          $    632,229         $     656,031
                                                               ============          ============          ============

Book value per share (4)                                       $      12.58          $      12.11         $       11.40
Tangible book value per share (4)                              $      11.93          $      11.42         $       10.70

Common stock outstanding excluding unallocated
   common stock held by the Company's
   Employee Stock Ownership Plan                                  4,243,858             4,248,315             4,420,420

Common stock outstanding including unallocated
   common stock held by the Company's
   Employee Stock Ownership Plan                                  4,430,690             4,443,271             4,623,498

Closing stock price                                            $      29.50          $      12.25          $      11.88

               See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.


                                                   CENIT BANCORP, INC.
                                          SELECTED CONSOLIDATED FINANCIAL DATA
                                                 (Dollars in thousands)
                                                       (Unaudited)

---------------------------------------------------------------------------------------------------------------------------

                                                                 June 30,           December 31,            June 30,
                                                                   2001                 2000                  2000
---------------------------------------------------------------------------------------------------------------------------

Loan Data
Loans
-----

First mortgage loans:
     Single-family                                          $     177,781         $     205,263         $     218,289
     Multi-family                                                   7,996                 7,620                 8,423
Commercial real estate                                             94,607                84,896                80,266
Construction                                                       76,965                78,762                73,064
Acquisition/development and residential lots                       22,707                22,829                24,289
Commercial business                                                44,558                46,780                39,628
Consumer:
     Equity and second mortgage                                    64,262                60,343                59,721
     Other consumer                                                12,965                14,604                15,483
Less: undisbursed portion of construction and
     acquisition and development loans                            (45,573)              (46,241)              (41,279)
                                                            -------------         -------------         -------------

         Gross loans                                              456,268               474,856               477,884

Allowance for loan losses                                          (3,767)               (3,804)               (3,842)
Unearned discounts, premiums, and
     loan fees, net                                                 1,452                 1,464                 1,503
                                                            -------------         -------------         -------------
         Loans held for investment, net                           453,953               472,516               475,545

         Loans held for sale                                        5,573                 2,536                 3,990
                                                            -------------         -------------         -------------

         Loans, net                                         $     459,526         $     475,052         $     479,535
                                                            =============         =============         =============

Percentage of gross loans
-------------------------

First mortgage single-family                                           39%                   43%                   46%
All other (Core Banking Loans)                                         61%                   57%                   54%
                                                            -------------         -------------         -------------
                                                                      100%                  100%                  100%
                                                            =============         =============         =============


See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.


                                                   CENIT BANCORP, INC.
                                          SELECTED CONSOLIDATED FINANCIAL DATA
                                                 (Dollars in thousands)
                                                       (Unaudited)

---------------------------------------------------------------------------------------------------------------------------

                                               Average Balances
                                             For the Quarter Ended                          Balances At
                                             ---------------------         ------------------------------------------------
                                                   June 30,                  June 30,       December 31,       June 30,
                                             2001             2000             2001             2000             2000
---------------------------------------------------------------------------------------------------------------------------

Deposit Data
Deposits
--------

Noninterest-bearing                       $    84,630     $    70,907       $    96,525      $    88,748    $    88,677
Interest-bearing savings,
   checking and money
   market                                     169,056         156,980           178,755          162,662        159,335
                                          -----------     -----------       -----------      -----------    -----------

     Total transaction deposits               253,686         227,887           275,280          251,410        248,012

Certificates of deposit                       235,097         255,117           234,573          243,074        252,763
                                          -----------     -----------       -----------      -----------    -----------

     Total deposits                       $   488,783     $   483,004       $   509,853      $   494,484    $   500,775
                                          ===========     ===========       ===========      ===========    ===========

Percentage of deposits

Noninterest-bearing                                17%             15%               19%              18%            18%
Interest-bearing savings,
   checking and money
   market                                          35%             32%               35%              33%            32%
                                                -----           -----             -----            -----             --

     Total transaction deposits                    52%             47%               54%              51%            50%

Certificates of deposit                            48%             53%               46%              49%            50%
                                                -----           -----             -----            -----             --

     Total deposits                               100%            100%              100%             100%           100%
                                                =====           =====             =====            =====            ===





               See NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA.


                               CENIT BANCORP, INC.
                  NOTES TO SELECTED CONSOLIDATED FINANCIAL DATA
                                   (Unaudited)



(1) Basic earnings per share is calculated using weighted average shares outstanding. For the six month period and three month period ended June 30, 2001, weighted average shares used to compute basic earnings per share were 4,242,513 and 4,240,938, respectively. For the six months and three months ended June 30, 2000, weighted average shares used to compute basic earnings per share were 4,516,812 and 4,490,362, respectively.

     Diluted earnings per share is calculated by adding common stock equivalents to the weighted average shares outstanding. For the six month period and three month period ended June 30, 2001, weighted average shares used to compute diluted earnings per share were 4,326,470 and 4,351,472, respectively. For the six months and three months ended June 30, 2000, weighted average shares used to compute diluted earnings per share were 4,567,611 and 4,535,545, respectively.

(2) Cash basis operating results exclude the effect on net income of amortization expense applicable to intangible assets which include goodwill and core deposit intangibles. Cash basis operating ratios exclude the effect of amortization of intangible assets from net income and the unamortized balances of intangibles from assets and equity.

     The Company has presented cash basis operating results and ratios because management understands that such information is used by many investors and analysts. Cash basis operating data is not intended to represent and should not be considered more meaningful than, or as a substitute for, other measures of performance determined in accordance with generally accepted accounting principles.

(3) Includes accumulated other comprehensive income (loss), net of income taxes, of $1,156,000, $403,000 and $(977,000) at June 30, 2001, December
     31, 2000 and June 30, 2000, respectively.

(4) Book value per share and tangible book value per share, computed by including unallocated common stock held by the Company's Employee Stock Ownership Plan at June 30, 2001 were $12.05 and $11.43, respectively; at December 31, 2000 were $11.58 and $10.92, respectively; and at June 30, 2000 were $10.90 and $10.23, respectively.

(5) On May 4, 2001, the Company announced it had signed a definitive agreement with SouthTrust Corporation calling for the acquisition of the Company by SouthTrust. As of June 30, 2001, the Company has incurred $168,000 of expenses, before taxes, related to this proposed merger.